Exhibit 99.1

Momentus Inc. Announces Fourth Quarter and Full Year 2021 Financial Results
SAN JOSE, CA – March 8, 2021 – Momentus Inc. (NASDAQ: MNTS) (“Momentus” or the "Company”), a U.S. commercial space company that plans to offer transportation and other in-space infrastructure services, today announced its financial results for the fourth quarter ended December 31, 2021.
"We want to be a leading player in the emerging space transportation and infrastructure market," said Momentus Chief Executive John Rood. "We’re focused on making this happen and are making meaningful progress. We’ve matured our technology through rigorous ground testing and assembly of Vigoride orbital transfer vehicles. We’ve signed Launch Services agreements with our strategic partner SpaceX for the inaugural launch of Vigoride and other missions in 2022 and 2023. And we've continued to develop our innovative Microwave Electrothermal Thruster using water as a propellant and are eager to demonstrate it in space."
Fourth Quarter 2021 Business Highlights:
•Focused our efforts to bring our Vigoride orbital transfer vehicle to market.
•Completed assembly and initial system-level functional testing on the Vigoride-3 vehicle that we plan to fly on a demo mission later this year.
•Subsequent to the close of the quarter, we completed system-level thermal vacuum testing on Vigoride 3, which is late-stage environmental testing that simulates the environment in space.
•Completed Critical Design Review of our next-generation of Vigoride, called Block 2.2, to incorporate changes from the prior baseline. We now have three Block 2.2 vehicles in early stages of production.
•Signed a Launch Services Agreement that reserves two ports for Momentus on SpaceX’s Transporter-5 mission, which is targeted for June of 2022. We plan to use one of these two ports for the inaugural mission of our Vigoride vehicle using Vigoride-3, which is designed to take our customers’ satellites to custom orbits. Our launch plans remain subject to the receipt of licenses and other government approvals, and successful completion of our current efforts to get Vigoride and other space hardware ready for flight.
•We plan to use our second port on the Transporter-5 mission to aggregate ride-share demand from customers that do not require a custom orbit. We plan to use a deployer from a third party to place customer satellites in orbit.
•Subsequent to the close of the quarter, we signed Launch Services Agreements that reserve space for Vigoride on four follow-on SpaceX missions, including Transporter-6, which is targeted for October of 2022, Transporter-7, which is targeted for January of 2023, Transporter-8, which is targeted for April of 2023, and Transporter-9, which is targeted for October 2023.
•Established a Strategic Advisory Group comprised of five leaders and technology experts with world-class expertise and more than 150 years of combined experience in creating, implementing, and managing aerospace and technology businesses and programs for industry-leading companies and educational institutions.
•Continued to make progress implementing our National Security Agreement, including meaningful progress upgrading and safeguarding our enterprise IT systems.

Conference Call Information
Momentus Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial (844) 646-2696 and enter the conference ID number

9898339 (international participants should dial +1 (918) 922-6901). The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.momentus.space/events-and-presentations. A recording of the webcast will also be available following the conference call.
About Momentus Inc.
Momentus is a U.S. commercial space company that plans to offer in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. The Company anticipates flying its first Vigoride vehicle to Low Earth Orbit on a third-party launch provider as early as June 2022, subject to receipt of appropriate government licenses, approvals and availability of slots on its launch provider's manifest, for which there is no assurance such licenses, approvals and availability will be received, if at all.
Forward-Looking Statements
This press release contains certain statements which may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the ability of the Company to obtain licenses and government approvals for its missions, which are essential to its operations; the ability of the Company to effectively market and sell satellite transport services and planned in-orbit services; the ability of the Company to protect its intellectual property and trade secrets; the development of markets for satellite transport and in-orbit services; the ability of the Company to develop, test and validate its technology, including its water plasma propulsion technology; delays or impediments that the Company may face in the development, manufacture and deployment of next generation satellite transport systems; the ability of the Company to convert backlog or inbound inquiries into revenue; changes in applicable laws or regulations and extensive and evolving government regulations that impact operations and business, including export control license requirements; the ability to attract or maintain a qualified workforce with the required security clearances and requisite skills; product service or product or launch failures or delays that could lead customers to use competitors’ services; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on the Company’s business; the Company’s ability to comply with the terms of its National Security Agreement and any related compliance measures instituted by the director who was approved by the CFIUS Monitoring Agencies (the “Security Director”); the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and/or other risks and uncertainties included in the section entitled “Risk Factors” in the prospectus dated September 14, 2021 related to the Registration Statement on Form S-1 (No. 333-259281) filed by the Company on September 3, 2021 , as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Fiscal Year 2021 Financial Results
MOMENTUS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share data)

	Three Months Ended December 31,		Year ended December 31,
	2021	2020	2021	2020
Service revenue [1]	$—	$365	$330	$365
Cost of revenue (decrease) [2]	—	368	(135)	368
Gross margin	—	(3)	465	(3)
Operating expenses:
Research and development expenses	11,574	8,960	51,321	22,718
Selling, general and administrative expenses	13,103	4,467	48,905	11,945
Total operating expenses	24,677	13,427	100,226	34,663
Loss from operations	(24,677)	(13,430)	(99,761)	(34,666)

Other income (expense):
Decrease (increase) in fair value of SAFE notes	—	(164,595)	209,291	(267,290)
Decrease (increase) in fair value of warrants	27,505	(1,860)	37,330	(3,177)
Realized loss on disposal of asset	(17)	(482)	(17)	(482)
Interest income	—	—	2	7
Interest expense	(5,544)	(324)	(14,229)	(470)
SEC settlement	—	—	(7,000)	—
Other income (expense) [3]	5	(7)	(4,960)	(949)
Total other income (expense)	21,948	(167,268)	220,417	(272,360)
Income (loss) before income taxes	(2,728)	(180,698)	120,656	(307,026)
Income tax provision	1	—	2	1
Net income ( loss)	$(2,729)	$(180,698)	$120,654	$(307,027)
Net income ( loss) per share, basic	$(0.05)	$(2.88)	$1.85	$(4.90)
Net income ( loss) per share, fully diluted	$(0.05)	$(2.88)	$1.70	$(4.90)
Weighted average shares outstanding, basic	60,589,566	62,722,340	65,177,873	62,643,121
Weighted average shares outstanding, fully diluted	60,589,566	62,722,340	70,918,777	62,643,121
1 - Revenue recognized related to cancellations of customer contracts, resulting in the forfeiture of customer deposits
2 - The reduction of cost of revenue represents the reversal of a contingency recorded during the prior year for loss contracts related to free slots on future missions. During the prior three months ended September 30, 2021, the Company signed amendments or terminations with those customers such that the services will no longer be free of charge. The reversed contingency was offset by costs incurred related to one of the cancelled contracts.
3 - Other expenses during the twelve months ended December 31, 2021 were due to the transaction costs allocated to the liability-classified warrant assumed in connection with the Business Combination. Other expense in the twelve months ended December 31, 2020 was due to banking fees related to SAFE financing raised during the period.

MOMENTUS INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$160,036	$23,005
Restricted cash, current	197	100
Prepaids and other current assets	9,431	4,508
Total current assets	169,664	27,613
Property, machinery and equipment, net	4,829	2,321
Intangible assets, net	349	305
Operating right-of-use asset	7,604	316
Deferred offering costs	—	2,610
Restricted cash, non-current	314	415
Other non-current assets	3,065	2,740
Total assets	$185,825	$36,320

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	1,911	1,863
Accrued expenses	9,785	3,064
Loan payable, current	20,907	—
Contract liabilities, current	—	1,914
Operating lease liability, current	1,189	254
Other current liabilities	5,075	220
Total current liabilities	38,867	7,314
Contract liabilities, non-current	1,554	711
Warrant liability	5,749	3,206
SAFE notes	—	314,440
Operating lease liability, non-current	7,284	72
Other non-current liabilities	483	49
Total non-current liabilities	15,070	318,478
Total liabilities	53,937	325,792

Shareholders’ equity (deficit):
Common stock, $0.00001 par value; 250,000,000 shares authorized and 81,211,781 issued and outstanding as of December 31, 2021; 142,804,498 shares authorized and 62,510,690 issued and outstanding as of December 31, 2020	1	1
Additional paid-in capital	340,570	39,866
Accumulated deficit	(208,683)	(329,338)
Total shareholders’ deficit	131,888	(289,472)
Total Liabilities and Shareholders’ Deficit	$185,825	$36,320

MOMENTUS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year ended December 31,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$120,654	$(307,027)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	1,092	590
Amortization of debt discount and issuance costs	11,729	116
Increase in fair value of warrants	(37,330)	3,177
Increase in fair value of SAFE notes	(209,291)	267,290
Impairment of prepaid launch costs	9,450	1,500
Loss on disposal of fixed and intangible assets	17	482
Stock-based compensation expense	18,452	2,771
Changes in operating assets and liabilities:
Prepaids and other current assets	(14,373)	(3,616)
Other non-current assets	(325)	(760)
Accounts payable	1,562	(997)
Accrued expenses	7,042	1,813
Other current liabilities	4,810	211
Contract liabilities	(1,071)	1,916
Lease liabilities and right-of-use assets	859	—
Other non-current liabilities	11	—
Net cash used in operating activities	(86,712)	(32,534)

Cash flows from investing activities:
Purchase of property, machinery and equipment	(2,972)	(1,502)
Purchases of intangible assets	(118)	(99)
Net cash used in investing activities	(3,090)	(1,601)

Cash flows from financing activities:
Proceeds from issuance of SAFE notes	30,853	44,650
Proceeds from issuance of loan payable	25,000	2,458
Proceeds from exercise of stock options	336	91
Payment for repurchase of Section 16 Officer common shares for tax coverage exchange	(151)	—
Payment of notes payable	(1,500)	(2,507)
Payment of debt issuance costs	(144)	(37)
Payment of warrant issuance costs	(31)	(1)
Payment for repurchase of common shares	(40,000)	—
Proceeds from issuance of common shares in PIPE	110,000	—
Payments of issuances costs related to PIPE	(4,416)	—
Proceeds from issuance of common stock upon Business Combination	128,167	—
Payments for issuance costs related to Business Combination	(21,285)	—
Net cash provided by financing activities	226,829	44,654

Increase in cash and cash equivalents	137,027	10,519
Cash and cash equivalents, beginning of period	23,520	13,002
Cash and cash equivalents, end of period	$160,547	$23,520

Supplemental disclosure of non-cash investing and financing activities
Issuance of common stock related to conversion of SAFE notes	$136,001	$—
Issuance of common stock related to exercise of warrant liabilities	$6,999	$—
Reclassification of deferred offering costs	$2,610	$—
Deferred offering costs in accounts payable and accrued expenses at period end	$—	$506
Assumption of merger warrants liability	$31,225	$—
Operating lease right-of-use assets in exchange for lease obligations	8,501	—

Supplemental disclosure of cash flow information
Cash paid for income taxes	$1	$1
Cash paid for interest	$2,500	$353

Reclassifications
Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation. None of the reclassifications have changed the total assets, liabilities, shareholders’ deficit, income, expenses or net losses previously reported.
Use of Non-GAAP Financial Measures (unaudited)
This press release references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non-recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.
Full year adjusted EBITDA
A reconciliation of adjusted EBITDA to net loss for the years ended December 31, 2021, and December 31, 2020 is set forth below:

	Year Ended December 31
	2021	2020
Net Income (Loss)	$120,654	$(307,027)
Income tax expense	2	1
Interest income	(2)	(7)
Interest expense	14,229	470
Depreciation & amortization	1,092	590
EBITDA	135,975	(305,974)
(Decrease) increase in fair value of SAFE notes	(209,291)	267,290
(Decrease) increase in fair value of warrants	(37,330)	3,177
Realized loss on disposal of assets	17	482
SEC settlement	7,000	—
Transaction costs allocated to warrant liability	4,780	—
Investment banking fees related to SAFE financing	175	1,005
Prepaid launch deposit impairment	9,450	1,500
SEC and CFIUS legal expenses	10,038	—
Reduction in SEC and CFIUS legal expenses due to fee dispute resolution	(2,551)	—
Class action litigation legal expenses	852	—
SEC compliance costs	1,073	—
NSA compliance costs	1,835	—
Severance and other related expenses	136	268
Stock-based compensation	18,452	2,771
Adjusted EBITDA	$(59,388)	$(29,482)

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the years ended December 31, 2021 and December 31, 2020, is set forth below:

	Year Ended December 31
(in thousands)	2021	2020
Selling, general, and administrative expenses	$48,905	$11,945
Stock-based compensation	16,110	2,584
SEC and CFIUS legal expenses	10,038	—
Reduction in SEC and CFIUS legal expenses due to fee dispute resolution	(2,551)	—
Class action litigation legal expenses	852	—
SEC compliance costs	1,073	—
NSA compliance costs	1,835	—
Severance and other related expenses	63	110
Non-GAAP selling, general, administration expenses	$21,483	$9,251
A reconciliation of research and development expenses to non-GAAP research and development expenses for the years ended December 31, 2021, and December 31, 2020, is set forth below:

	Year Ended December 31
(in thousands)	2021	2020
Research and development expenses	$51,321	$22,718
Prepaid launch deposit impairment	9,450	1,500
Stock-based compensation	2,341	188
Severance and other related expenses	74	158
Non-GAAP Research and development expenses	$39,456	$20,873
Quarterly adjusted EBITDA
A reconciliation of adjusted EBITDA to net loss for the three months ended December 31, 2021, December 31, 2020, and September 30, 2021, is set forth below:

	Three Months Ended
(in thousands)	December 31, 2021	December 31, 2020	September 30, 2021
Net Income (Loss)	$(2,729)	$(180,698)	$(5,614)
Income tax expense	1	—	—
Interest income	—	—	—
Interest expense	5,544	324	4,328
Depreciation & amortization	324	171	320
EBITDA	3,140	(180,202)	(966)
(Decrease) increase in fair value of SAFE notes	—	164,595	(26,924)
(Decrease) increase in fair value of warrants	(27,505)	1,860	2,712
Realized loss on disposal of assets	17	482	—
Transaction costs allocated to warrant liability	—	—	4,780
Prepaid launch deposit impairment	—	1,500	—
SEC and CFIUS legal expenses	464	—	2,188
Reduction in SEC and CFIUS legal expenses due to fee dispute resolution	(2,551)	—	—
Class action litigation legal expenses	797	—	54
SEC compliance costs	1,073	—	—
NSA compliance costs	905	—	882
Severance and other related expenses[1]	(13)	110	(7)
Stock-based compensation	7,265	1,129	3,075
Adjusted EBITDA	$(16,407)	$(10,527)	$(14,207)

1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid
A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended December 31, 2021, December 31, 2020, and September 30, 2021, is set forth below:

	Three Months Ended
(in thousands)	December 31, 2021	December 31, 2020	September 30, 2021
Selling, general, and administrative expenses	$13,103	$4,467	$12,057
Stock-based compensation	5,109	1,050	3,023
SEC and CFIUS legal expenses	464	—	2,188
Reduction in SEC and CFIUS legal expenses due to fee dispute resolution	(2,551)	—	—
Class action litigation legal expenses	797	—	54
SEC compliance costs	1,073	—	—
NSA compliance costs	905	—	882
Severance and other related expenses[1]	(13)	110	—
Non-GAAP selling, general, administration expenses	$7,318	$3,306	$5,910
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid
A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended December 31, 2021, December 31, 2020, and September 30, 2021, is set forth below:

	Three Months Ended
(in thousands)	December 31, 2021	December 31, 2020	September 30, 2021
Research and development expenses	$11,574	$8,960	$9,047
Prepaid launch deposit impairment	—	1,500	—
Stock-based compensation	2,156	78	52
Severance and other related expenses[1]	—	—	(7)
Non-GAAP Research and development expenses	$9,418	$7,382	$9,002
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid
_______________

For media inquiries:
press@momentus.space

For investor relations inquiries:
investors@momentus.space